UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 27, 2020

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SYNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 below, Synaptics Incorporated (the “Company,” “we” or “us”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on October 27, 2020. At the Annual Meeting, our stockholders approved an amendment and restatement of our 2019 Equity and Incentive Compensation Plan that provides for, among other things, an increase of 1,360,000 shares of our common stock authorized for issuance thereunder (the “2019 Plan”). Our named executive officers are eligible to participate in the 2019 Plan. Our Board of Directors approved the 2019 Plan on September 2, 2020, subject to stockholder approval at the Annual Meeting. A summary of the material terms of the 2019 Plan is set forth under the caption “Proposal Four: Approval of Amended and Restated 2019 Equity and Incentive Compensation Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on September 8, 2020. That summary and the above description of the 2019 Plan do not purport to be complete and are qualified in their entirety by reference to the 2019 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 27, 2020, we held our Annual Meeting of Stockholders. On the record date of September 2, 2020, there were 34,262,865 shares of our common stock outstanding and entitled to vote at the Annual Meeting. The number of shares of common stock present at the meeting, in person or by proxy, was 32,443,759 or approximately 94.69% of the outstanding shares. At the meeting, the following proposals were submitted to a vote of our stockholders, with the final voting results indicated below:

Proposal One: Election of Directors. Our stockholders elected the following Class III directors, each to serve until our Annual Meeting of Stockholders in 2023 or until their successors have been elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Nelson Chan	28,192,834	645,764	32,091	3,573,070
Susan Hardman	28,613,055	238,457	19,177	3,573,070

Proposal Two: Advisory Approval of our Named Executive Officer Compensation. Our stockholders voted to approve, on an advisory basis, the compensation of our named executive officers for fiscal year 2020.

For	Against	Abstain	Broker Non-Votes
20,420,953	8,409,949	39,787	3,573,070

Proposal Three: Ratification of the Appointment of Independent Auditor. Our stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending June 26, 2021.

For	Against	Abstain	Broker Non-Votes
31,975,542	424,653	43,564	—

Proposal Four: Approval of Amended and Restated 2019 Equity and Incentive Compensation Plan. Our stockholders voted to approve the Amended and Restated 2019 Equity and Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
27,206,463	1,627,052	37,174	3,573,070

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Synaptics Incorporated Amended and Restated 2019 Equity and Incentive Compensation Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: October 29, 2020	By:	/s/ John McFarland
John McFarland
Senior Vice President, General Counsel and Secretary